                                                                    EXHIBIT 99.1

                             CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 1999, (99-5), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1999 to October 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            --------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999

                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                       TRUST ACCOUNT # 3337748-0
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------
CLASS A CERTIFICATES
--------------------

(1a)  Amount available (including Monthly Servicing Fee)                                22,690,228.97
                                                                                     ----------------
 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                             0.00
                                                                                     ----------------
 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                                   22,690,228.97
                                                                                     ----------------
 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    577,556.00
                                                                                     ----------------
A.    Interest

 (2)  Aggregate interest

      a. Class A-1 Remittance Rate (6.27%)                                                      6.27%
                                                                                     ----------------
      b. Class A-1 Interest                                                                762,109.95         5.08073300
                                                                                     ----------------       ------------
      c. Class A-2 Remittance Rate (6.77%)                                                      6.77%
                                                                                     ----------------
      d. Class A-2 Interest                                                                394,916.67         5.64166671
                                                                                     ----------------       ------------
      e. Class A-3 Remittance Rate (6.97%)                                                      6.97%
                                                                                     ----------------
      f. Class A-3 Interest                                                                638,916.67         5.80833336
                                                                                     ----------------       ------------
      g. Class A-4 Remittance Rate (7.33%)                                                      7.33%
                                                                                     ----------------
      h. Class A-4 Interest                                                                763,541.67         6.10833336
                                                                                     ----------------       ------------
      i. Class A-5 Remittance Rate (7.86%)                                                      7.86%
                                                                                     ----------------
      j. Class A-5 Interest                                                              1,932,250.00         6.55000000
                                                                                     ----------------       ------------
      k. Class A-6 Remittance Rate 7.50%, (unless
         the Weighted Average Contract Rate is
         less than 7.50%)                                                                       7.50%
                                                                                     ----------------
      l. Class A-6 Interest                                                              5,283,163.41         6.21548636
                                                                                     ----------------       ------------
 (3)  Amount applied to:

      a. Unpaid Class A Interest Shortfall                                                       0.00                  0
                                                                                     ----------------       ------------
 (4)  Remaining:

      a. Unpaid Class A Interest Shortfall                                                       0.00                  0
                                                                                     ----------------       ------------
B.    Principal

 (5)  Formula Principal Distribution  Amount                                            10,572,136.60                N/A
                                                                                     ----------------       ------------
      a. Scheduled Principal                                                             1,842,303.19                N/A
                                                                                     ----------------       ------------
      b. Principal Prepayments                                                           7,753,892.73                N/A
                                                                                     ----------------       ------------
      c. Liquidated Contracts                                                                    0.00                N/A
                                                                                     ----------------       ------------
      d. Repurchases                                                                             0.00                N/A
                                                                                     ----------------       ------------
      e. Current Month Advanced Principal                                                3,069,961.08                N/A
                                                                                     ----------------       ------------
      f.  Prior Month Advanced Principal                                                (2,094,020.40)               N/A
                                                                                     ----------------       ------------
 (6)  Pool Scheduled Principal Balance                                               1,983,662,334.38
                                                                                     ----------------
(6b)  Adjusted Pool Principal Balance                                                1,980,592,373.30       990.29618665
                                                                                     ----------------       ------------
(6c)  Pool Factor                                                                          0.99029619
                                                                                     ----------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                           MONTHLY REPORT
                                 October, 1999
                                     Page 2

                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99


  (7)  Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                0.00
                                                                                     --------------

  (8)  Class A Percentage for such Remittance Date                                           89.45%
                                                                                     --------------

  (9)  Class A Percentage for the following  Remittance Date                                 89.40%
                                                                                     --------------

 (10)  Class A Principal Distribution:

       a. Class A-1                                                                    4,955,689.03          33.03792687
                                                                                     --------------         ------------
       b. Class A-2                                                                            0.00           0.00000000
                                                                                     --------------         ------------
       c. Class A-3                                                                            0.00           0.00000000
                                                                                     --------------         ------------
       d. Class A-4                                                                            0.00           0.00000000
                                                                                     --------------         ------------
       e. Class A-5                                                                            0.00           0.00000000
                                                                                     --------------         ------------
       g. Class A-6                                                                    5,616,447.57           6.60758538
                                                                                     --------------         ------------
 (11)  Class A-1 Principal Balance                                                   140,902,674.99         939.35116660
                                                                                     --------------         ------------
(11a)  Class A-1 Pool Factor                                                             0.93935117
                                                                                     --------------

 (12)  Class A-2 Principal Balance                                                    70,000,000.00         1000.0000000
                                                                                     --------------         ------------
(12a)  Class A-2 Pool Factor                                                             1.00000000
                                                                                     --------------
 (13)  Class A-3 Principal Balance                                                   110,000,000.00         1000.0000000
                                                                                     --------------         ------------
(13a)  Class A-3 Pool Factor                                                             1.00000000
                                                                                     --------------
 (14)  Class A-4 Principal Balance                                                   125,000,000.00         1000.0000000
                                                                                     --------------         ------------
(14a)  Class A-4 Pool Factor                                                             1.00000000
                                                                                     --------------
 (15)  Class A-5 Principal Balance                                                   295,000,000.00         1000.0000000
                                                                                     --------------         ------------
(15a)  Class A-5 Pool Factor                                                             1.00000000
                                                                                     --------------
 (16)  Class A-6 Principal Balance                                                   839,689,698.31          987.8702333
                                                                                     --------------         ------------
(16a)  Class A-6 Pool Factor                                                             0.98787023
                                                                                     --------------
 (18)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance Date                                               0.00
                                                                                     --------------
 (19)  Additional Principal Distribution Amount
                                                                                     --------------
C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

 (20)  31-59 days                                                                      6,067,919.18                  163
                                                                                     --------------         ------------
 (21)  60 days or more                                                                 3,159,718.02                   71
                                                                                     --------------         ------------
 (22) Current Month Repossessions                                                         65,567.68                    2
                                                                                     --------------         ------------
 (23)  Repossession Inventory                                                             65,567.68                    2
                                                                                     --------------         ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 3

                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------

Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in October, 2003.)

 (24)  Average Sixty - Day Delinquency Ratio Test

       (a) Sixty - Day Delinquency Ratio for current Remittance Date                          0.16%
                                                                                     --------------
       (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 4.5%)                                                               0.06%
                                                                                     --------------

 (25)  Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for  current Remittance Date
           (as a percentage of Cut-off Date Pool Principal Balance;
           may not exceed 5.5% from October 1, 2003 to September 30, 2004,
           7.0% from October 1, 2004 to September 30, 2005; 9.0% from
           October 1, 2005 to September 30, 2006 and 10.5% thereafter)                        0.00%
                                                                                     --------------
 (26)  Current Realized Losses Test

       (a) Current Realized Losses for current Remittance Date                                 0.00
                                                                                     --------------
       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
           preceding Remittance and for current Remittance Date;
           may not exceed 2.75%)                                                              0.00%
                                                                                     --------------

 (27)  Class M-1, M-2, Principal Balance Test

       (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
           Balance (before distributions on current Remittance Date)
           divided by Pool Scheduled Principal Balance as of preceding
           Remittance Date is greater than 30.00%                                            20.09%
                                                                                     --------------
       (b) The sum of Class M-2 Principal Balance and Class B Principal
           Balance (before distributions on current Remittance Date)
           divided by Pool Scheduled Principal Balance as of preceding
           Remittance Date is greater than 21.00%                                            14.06%
                                                                                     --------------
 (28)  Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions on current
           Remittance Date) as of such Remittance date is greater than
           $40,000,000.00                                                            210,000,000.00
                                                                                     --------------
       (b) Class B Principal Balance (before distributions on current
           Remittance Date) divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is equal to or greater than 15.75%.               10.55%
                                                                                     --------------


                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 4

                                                CUSIP NO. #3935053-R1,S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------
CLASS M-1 CERTIFICATES
----------------------

 (29)  Amount available (including Monthly Servicing Fee)                               2,920,750.00
                                                                                     ---------------
A.   Interest

 (30)  Aggregate interest

       (a) Class M-1 Remittance Rate 8.05%, unless the
           Weighted Average Contract Rate is less than 8.05%)                                  8.05%
                                                                                     ---------------
       (b) Class M-1 Interest                                                             805,000.00           6.70833333
                                                                                     ---------------        -------------
       (c) Interest on Class M-1 Adjusted Principal Balance                                     0.00
                                                                                     ---------------
 (31)  Amount applied to Class M-1 Interest Deficiency Amount                                   0.00
                                                                                     ---------------
 (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                                    0.00
                                                                                     ---------------
 (33)  Amount applied to:

       a. Unpaid Class M-1 Interest Shortfall                                                   0.00                    0
                                                                                     ---------------        -------------
 (34)  Remaining:

       a. Unpaid Class M-1 Interest Shortfall                                                   0.00                    0
                                                                                     ---------------        -------------
B.   Principal

 (35)  Formula Principal Distribution  Amount                                                   0.00                  N/A
                                                                                     ---------------        -------------
       a. Scheduled Principal                                                                   0.00                  N/A
                                                                                     ---------------        -------------
       b. Principal Prepayments                                                                 0.00                  N/A
                                                                                     ---------------        -------------
       c. Liquidated Contracts                                                                  0.00                  N/A
                                                                                     ---------------        -------------
       d. Repurchases                                                                           0.00                  N/A
                                                                                     ---------------        -------------
 (36)  Class M-1 Principal Balance                                                    120,000,000.00        1000.00000000
                                                                                     ---------------        -------------
(36a)  Class M-1 Pool Factor                                                              1.00000000
                                                                                     ---------------
 (37)  Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                                     ---------------
 (38)  Class M-1 Principal Distribution:

       a. Class M-1 (current)                                                                   0.00           0.00000000
                                                                                     ---------------        -------------
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                     ---------------
 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                               0.00
                                                                                     ---------------
 (40)  Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                                     ---------------
 (41)  Class M-1 Liquidation Loss Interest

       (a) Class M-1 Liquidation Loss Amount                                                    0.00
                                                                                     ---------------
       (b) Amount applied to Class M-1
           Liquidation Loss Interest Amount                                                     0.00
                                                                                     ---------------
       (c) Remaining Class M-1 Liquidation Loss
           Interest Amount                                                                      0.00
                                                                                     ---------------
       (d) Amount applied to Unpaid Class M-1
           Loss Interest Shortfall                                                              0.00
                                                                                     ---------------
       (e) Remaining Unpaid Class M-1
           Liquidation Loss Interest Shortfalls                                                 0.00
                                                                                     ---------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 5

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------
CLASS M-2 CERTIFICATES
----------------------

 (42)  Amount available (including Monthly Servicing Fee)                             2,115,750.00
                                                                                     -------------
A.   Interest

 (43)  Aggregate interest

       (a) Class M-2 Remittance Rate 8.67%, unless the
           Weighted Average Contract Rate is less than 8.67%)                                8.67%
                                                                                     -------------
       (b) Class M-2 Interest                                                           505,750.00             7.22500000
                                                                                     -------------          -------------
       (c) Interest on Class M-2 Adjusted Principal Balance                                   0.00
                                                                                     -------------
 (44)  Amount applied to Class M-2 Interest Deficiency Amount                                 0.00
                                                                                     -------------
 (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                                  0.00
                                                                                     -------------
 (46)  Amount applied to:

       a. Unpaid Class M-2 Interest Shortfall                                                 0.00                      0
                                                                                     -------------          -------------
 (47)  Remaining:

       a. Unpaid Class M-2 Interest Shortfall                                                 0.00                      0
                                                                                     -------------          -------------
B.   Principal

 (48)  Formula Principal Distribution  Amount                                                 0.00                    N/A
                                                                                     -------------          -------------
       a. Scheduled Principal                                                                 0.00                    N/A
                                                                                     -------------          -------------
       b. Principal Prepayments                                                               0.00                    N/A
                                                                                     -------------          -------------
       c. Liquidated Contracts                                                                0.00                    N/A
                                                                                     -------------          -------------
       d. Repurchases                                                                         0.00                    N/A
                                                                                     -------------          -------------
 (49)  Class M-2 Principal Balance                                                   70,000,000.00          1000.00000000
                                                                                     -------------          -------------
(49a)  Class M-2 Pool Factor                                                            1.00000000
                                                                                     -------------
 (50)  Class M-2 Percentage for such Remittance Date                                         0.00%
                                                                                     -------------
 (51)  Class M-2 Principal Distribution:

       a. Class M-2 (current)                                                                 0.00             0.00000000
                                                                                     -------------          -------------
       b. Unpaid Class M-2 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
 (52)  Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                             0.00
                                                                                     -------------
 (53)  Class M-2 Percentage for the following Remittance Date                                0.00%
                                                                                     -------------
 (54)  Class M-2 Liquidation Loss Interest

       (a) Class M-2 Liquidation Loss Amount                                                  0.00
                                                                                     -------------
       (b) Amount applied to Class M-2
           Liquidation Loss Interest Amount                                                   0.00
                                                                                     -------------
       (c) Remaining Class M-2 Liquidation Loss
           Interest Amount                                                                    0.00
                                                                                     -------------
       (d) Amount applied to Unpaid Class M-2
           Loss Interest Shortfall                                                            0.00
                                                                                     -------------
       (e) Remaining Unpaid Class M-2
           Liquidation Loss Interest Shortfalls                                               0.00
                                                                                     -------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 6

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------
CLASS BI CERTIFICATES
---------------------

  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1 Distribution
       Amount (including Monthly Servicing Fee)                                        1,610,000.00
                                                                                     --------------
  (2)  Class B-1 Adjusted Principal Balance                                                    0.00
                                                                                     --------------
  (3)  Class B-1 Remittance Rate (9.20%
       unless Weighted Average Contract Rate
       is below 9.20%)                                                                        9.20%
                                                                                     --------------
  (4)  Interest on Class B-1 Adjusted Principal Balance                                        0.00
                                                                                     --------------
  (3)  Aggregate Class B1 Interest                                                       536,666.67         7.66666671
                                                                                     --------------         ----------
  (4)  Amount applied to Unpaid
       Class B1 Interest Shortfall                                                             0.00               0.00
                                                                                     --------------         ----------
  (5)  Remaining Unpaid Class B1
       Interest Shortfall                                                                      0.00               0.00
                                                                                     --------------         ----------
  (6)  Amount applied to Class B-1
       Interest Deficiency Amount                                                              0.00
                                                                                     --------------
  (7)  Remaining Unpaid Class B-1
       Interest Deficiency Amount                                                              0.00
                                                                                     --------------
  (8)  Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                0.00
                                                                                     --------------
 (8a)  Class B Percentage for such Remittance Date                                             0.00
                                                                                     --------------
  (9)  Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                    0.00         0.00000000
                                                                                     --------------         ----------
(10a)  Class B1 Principal Shortfall                                                            0.00
                                                                                     --------------
(10b)  Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                     --------------
 (11)  Class B Principal Balance                                                     210,000,000.00
                                                                                     --------------
 (12)  Class B1 Principal Balance                                                     70,000,000.00
                                                                                     --------------
(12a)  Class B1 Pool Factor                                                              1.00000000
                                                                                     --------------
 (13)  Class B-1 Liquidation Loss Interest

       (a) Class B-1 Liquidation Loss Amount                                                   0.00
                                                                                     --------------
       (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                     --------------
       (c) Remaining Class B-1 Liquidation Loss Interest Amount                                0.00
                                                                                     --------------
       (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
           Shortfall                                                                           0.00
                                                                                     --------------
       (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                      0.00
                                                                                     --------------


                                  SERIES 1999-5
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 7

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 11/01/99

                                                                                         Total $             Per $1,000
                                                                                          Amount              Original
                                                                                     ----------------       ------------
CLASS B2 CERTIFICATES
---------------------

 (14)  Remaining Amount Available                                                      1,073,333.33
                                                                                     --------------
 (15)  Class B-2 Remittance Rate (9.20%
       unless Weighted Average Contract
       Rate is less than 9.20%)                                                               9.20%
                                                                                     --------------
 (16)  Aggregate Class B2 Interest                                                     1,073,333.33         7.66666664
                                                                                     --------------         ----------
 (17)  Amount applied to Unpaid
       Class B2 Interest Shortfall                                                             0.00               0.00
                                                                                     --------------         ----------
 (18)  Remaining Unpaid Class B2
       Interest Shortfall                                                                      0.00               0.00
                                                                                     --------------         ----------
 (19)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                                                0.00
                                                                                     --------------
 (20)  Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                     --------------
 (21)  Class B2 Principal (zero until class B1
       paid down: thereafter, Class B Percentage
       of formula Principal Distribution Amount)                                               0.00         0.00000000
                                                                                     --------------         ----------
 (22)  Guarantee Payment                                                                       0.00
                                                                                     --------------
 (23)  Class B2 Principal Balance                                                    140,000,000.00
                                                                                     --------------
(23a)  Class B2 Pool Factor                                                              1.00000000
                                                                                     --------------
 (24)  Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green Tree
       Financial Servicing Corporation is not the Servicer;
       deducted from funds remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class B-2  Distribution
       Amount, if the Company or Green Tree Financial Servicing Corp.
       is the Servicer)                                                                        0.00
                                                                                     --------------
 (25)  Class B-3I Guarantee Fee                                                                0.00
                                                                                     --------------
 (26)  Class B-3I Distribution Amount                                                          0.00
                                                                                     --------------
 (27)  Class B-3I Formula Distribution Amount (all Excess
       Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                     --------------
 (28)  Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                     --------------
 (29)  Class B-3I Shortfall (26-27)                                                            0.00
                                                                                     --------------
 (30)  Unpaid Class B-3I Shortfall                                                             0.00
                                                                                     --------------
 (31)  Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     --------------
 (32)  Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     --------------
 (33)  Repossessed Contracts                                                              65,567.68
                                                                                     --------------
 (34)  Repossessed Contracts Remaining in Inventory                                       65,567.68
                                                                                     --------------
 (35)  Weighted Average Contract Rate                                                      10.28000
                                                                                     --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.